EVENT SUBSEQUENT TO THE BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2018
Disclosure of event subsequent to the balance sheet date [Abstract]
EVENT SUBSEQUENT TO THE BALANCE SHEET DATE
NOTE 19 – EVENT SUBSEQUENT TO THE BALANCE SHEET DATE

In February 2019, BioLineRx completed an underwritten public offering of 28,000,000 of its ADSs and warrants to purchase 28,000,000 ADSs, at a public offering price of $0.55 per ADS and accompanying warrant. The warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $0.75 per ADS. The offering raised a total of $15.4 million, with net proceeds of approximately $14.1 million, after deducting fees and expenses.